                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                               BUSINESS BANCORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                [NAME AND LOGO]



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 14, 2001

TO THE SHAREHOLDERS OF BUSINESS BANCORP:

     NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Business Bancorp (the "Company") will be held at the Main Office of Business Bank of California, 505 West Second Street, San Bernardino, California 92401 on Wednesday, June 14, 2001 at 8:00 a.m., for the purpose of considering and voting upon the following matters.

     1. Election of Directors. Electing the following nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

               D. William Bader                        Alan J. Lane
               Neal T. Baker                           Robert L. Nottingham
               William Cozzo                           John L. Riddell
               John E. Duckworth                       Arnold H. Stubblefield
                                 John L. Stubblefield

     2. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.

         The Bylaws of the Company provide for the nomination of directors in the following manner:

               "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (A) the name and address of each proposed nominee; (B) the principal occupation of each proposed nominee; (C) the number of shares of voting stock of the Corporation owned by each proposed nominee; (D) the name and residence address of the notifying shareholder; and (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee."

     Only those shareholders of record at the close of business on April 16, 2001 will be entitled to notice of and to vote at the Meeting.

     DATED:  April 30, 2001        By Order of the Board of Directors

                                   /s/ John L. Riddell

                                   John L. Riddell
                                   Secretary


IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                               BUSINESS BANCORP
                          140 South Arrowhead Avenue
                       San Bernardino, California 92408
                                (909) 888-2265
                      ___________________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 14, 2001
                      __________________________________

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Business Bancorp (the "Company") to be held at the Main Office of Business Bank of California, 505 West Second Street, San Bernardino, California 92401, at 8:00 a.m., on Wednesday, June 14, 2001 and at any and all adjournments thereof. The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation will be borne by the Company.

     It is expected that this Proxy Statement and accompanying Notice will be mailed to shareholders on approximately April 30, 2001.

     The matters to be considered and voted upon at the Meeting will be:

     1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

     2. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the "Proxy Holders") in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the election of the nominees for directors set forth herein and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

     The Company will bear the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these proxy solicitation materials to shareholders whose stock in the Company is held of record by such entities, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it advisable.

                               VOTING SECURITIES

     There were issued and outstanding 2,026,869 shares of the Company's common stock on April 16, 2001, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting for the transaction of business. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Meeting.

     Each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The nine (9) candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors. An abstention or broker non-vote will have the same effect as a vote against a director nominee and against any other matters submitted for shareholder approval.


                            PRINCIPAL SHAREHOLDERS

     Management knows of no person who owned beneficially more than five percent (5%) of the outstanding common stock of the Company as of April 16, 2001, except for Neal T. Baker and Arnold H. Stubblefield, both of whom are nominees for election to the Board of Directors (see "ELECTION OF DIRECTORS" herein).


                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors shall be not fewer than seven (7) nor more than thirteen (13) until changed by a bylaw amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or by a resolution duly adopted by the vote or written consent of the Company's shareholders or by the Company's Board of Directors. The exact number of directors is presently fixed at nine (9).

     The first nine (9) persons named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nine (9) nominees, or as many thereof as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

     The table on the following page sets forth certain information as of April 16, 2001 with respect to (i) each of the persons to be nominated by the Board of Directors for election as directors, (ii) each of the Company's executive officers,/1/ and (iii) the directors and executive officers of the Company as a group:

__________________
/1/ As used throughout this Proxy Statement, the term "executive officer" means President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, or Executive Vice President and Chief Financial Officer.

                                                                                                 Common Stock
                                                                                            Beneficially Owned on
                                                                                              April 16, 2001/1/
                                                                                 -------------------------------------------
                                                                 Year First
                                                                 Elected or                         Vested       Percentage
  Names and Offices       Principal Occupation                   Appointed          Number          Option        of Shares
  Held with Company       for the Past Five Years      Age        Director       of Shares/1/     Shares/2/      Outstanding
  -----------------       -----------------------      ---       ----------      ------------     ---------      -----------
D. William Bader    President/General Manager,         80          2000             71,105          15,295         4.23%/4/
Director            Crest Chevrolet                               (1983)/3/

Neal T. Baker/5/    President, Neal T. Baker           77          2000            130,608/6/       15,295         7.14%/4/
Director            Enterprises, Inc. (Owner of                   (1983)/3/
                    Baker's Burgers, Inc.)

William Cozzo       Retired (formerly Vice             86          2000              3,688              -0-        0.18%
Director            President-Director of                         (1999)/3/
                    Public Relations, Business
                    Bank of California)/7/

John E. Duckworth   Real Estate Developer              58          2000              81,592/8/      15,295         4.74%/4/
Chairman of the                                                   (1983)/3/
Board

Alan J. Lane        President and Chief                38          2000                312          43,900         2.14%/4/
President, Chief    Executive Officer, Business                   (1998)/3/
Executive           Bancorp and Business Bank
Officer and         of California/9/
Director

Robert L.           Senior Vice President, CHJ,        60          2000             17,414          15,295         1.60%/4/
Nottingham          Inc.,                                         (1996)/3/
Director            (Consulting/Engineering)

     ____________________
     /1/ Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary and has pass-through voting rights and investment power.

     /2/ Consists of shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of April 16, 2001 pursuant to the Company's Stock Option Plan. (See "Compensation of Directors" and "Stock Options" herein.)

     /3/ Year first elected or appointed a director of the Bank.

     /4/ The percentages are based on the total number of shares of the Company's common stock outstanding, plus the number of option shares which the individual or group, as applicable, has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of April 16, 2001 pursuant to the Company's Stock Option Plan (see "Stock Options" and "Compensation of Directors" herein).

     /5/ Mr. Baker's address is 30570 Sunset Drive, Redlands, California 92373 and Mr. Stubblefield's address is Post Office Box 327, Meridian, Idaho 83642.

     /6/ Includes 10,367 shares held by the Neal T. Baker Trust FBO Neal T. Baker Enterprises, Inc., of which Mr. Baker is trustee; 51,510 shares held by Neal T. Baker Enterprises, Inc., a corporation of which Mr. Baker is President and sole shareholder; and 15,296 shares owned by Baker's Burgers, Inc., a corporation of which Mr. Baker is President and sole shareholder. Mr. Baker has sole voting and investment power as to all of these shares.

     /7/ Mr. Cozzo served as Vice President-Director of Public Relations of the Bank from November, 1997 until December 31, 1998, when he retired as an employee and was simultaneously appointed a director of the Bank. Previously, Mr. Cozzo served as Vice President-Public Relations of the Bank from 1996 to November, 1997.

     /8/ Includes 37,291 shares held by Mr. Duckworth together with certain extended family members; and 9,072 shares held by Arr. 1865, a limited partnership of which Mr. Duckworth is a general partner; as to all of which shares Mr. Duckworth has shared voting and investment power.

     /9/ Mr. Lane was appointed President and Chief Executive Officer of the Company on October 7, 1999 and of the Bank on April 1, 1998. Previously, he served as Executive Vice President and Chief Financial Officer of the Bank since August, 1996; and President and Chief Executive Officer of Pacific Pride Banking Company in Escondido, California from 1994 to 1996.


     (Table and footnotes continued on following page.)

                                                                                                 Common Stock
                                                                                            Beneficially Owned on
                                                                                              April 16, 2001/1/
                                                                                 -----------------------------------------
                                                                 Year First
                                                                 Elected or                         Vested       Percentage
  Names and Offices       Principal Occupation                   Appointed          Number          Option        of Shares
  Held with Company       for the Past Five Years      Age        Director       of Shares/1/     Shares/2/      Outstanding
  -----------------       -----------------------      ---       ----------      ------------     ---------      -----------
John L. Riddell       President/Founder, CHJ,          69          2000             58,386          15,295         3.61%/4/
Director and          Inc.                                        (1983)/3/
Corporate             (Consulting/Engineering)
Secretary

Arnold H.             President, Stubblefield          67          2000            426,741/11/      15,295        21.65%/4/
Stubblefield/5,10/    Construction Company;                       (1992)/3/
Director              General Partner,
                      Stubblefield Properties

John L.               Vice President/Managing          49          2000             49,030/12/      15,295         3.15%/4/
Stubblefield/10/      Supervisor, Stubblefield                    (1983)/3/
Director              Companies-California
                      (Real Estate Development)

James W. Andrews      Executive Vice President         51           n/a                 -0-         33,705         1.64%/4/
Executive Vice        and Chief Credit Officer,
President             Business Bank of California
and Chief Credit
Officer

Ruth E. Adell         Executive Vice President         46           n/a              7,463          14,600         1.08%/4/
Executive Vice        and Administrative Officer,
President             Business Bank of
and Chief             California/13/
Financial Officer

Directors and                                                                      845,975         199,270        46.97%/4/
Executive
Officers as a
Group (11 in
number)

     Committees of the Board of Directors

          The Board of Directors of the Company has, among others, a standing Audit Committee formed in January, 2001, composed of directors Nottingham (Chairman), Bader, A. Stubblefield, Baker and Duckworth (ex-officio). The purpose of the Audit Committee is to meet with the outside auditors of the Bank and the Company in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of the Bank and the Company. It is also the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to freely examine all Company and Bank records. The Audit Committee also reviews the scope of independent and internal audits and assesses the results. Prior to the public release of annual and

     _____________________

     (Certain footnotes appear on previous page.)

     /10/ Arnold H. Stubblefield and John L. Stubblefield are father and son, respectively.

     /11/ Includes 39,294 shares held by the Stubblefield Construction Co. Employee Profit Sharing Plan, of which Mr. Stubblefield is trustee; 9,318 shares owned by Stubblefield Construction Co., a corporation of which Mr. Stubblefield is President; 66,724 shares owned by Stubblefield Properties, a partnership of which Mr. Stubblefield is a general partner; and 1,539 shares held by Mr. Stubblefield as custodian for his minor grandchildren (including the shares described in footnote 12 below). Mr. Stubblefield has sole voting and investment power as to 115,336 of such shares and shared voting and investment power as to 1,539 of such shares.

     /12/ Includes 364 shares held by Arnold Stubblefield as custodian for John Stubblefield's children, as to which shares John Stubblefield has shared voting and investment power with Arnold Stubblefield.

     /13/ Ms. Adell has served as Executive Vice President and Chief Financial Officer of the Company since October 7, 1999 and as Executive Vice President and Chief Administrative Officer of the Bank since April, 1998. She has worked for the Bank in various capacities since 1984, including Senior Vice President and Cashier from 1996 to April, 1998.

     quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants' audit or limited review procedures associated with this information. The Audit Committee periodically reviews the performance of the Company's accounting and financial personnel. The Audit Committee also reviews the Company's financial disclosure documents, management perquisites, material litigation and regulatory proceedings and other issues relative to potentially significant corporate liability and reviews and monitors the Company's codes of conduct. The Audit Committee Charter (attached as Appendix "A") requires that the Audit Committee be comprised of at least three directors, each of whom must be independent. During 2000 the Company did not have a separate Audit Committee from the Bank. Accordingly, during 2000 the Bank's Audit Committee acted on behalf of both the Bank and Company. During the fiscal year ended December 31, 2000, the Bank's Audit Committee held a total of seven (7) meetings.

          While the Boards of Directors of the Company and the Bank have no standing "compensation" committees, the Board of Directors of the Bank has a Personnel Committee of which Directors Riddell (Chairman), Baker, Lane and Duckworth (ex officio) are members. The primary function of the Personnel Committee, which met two (2) times during 2000, is to approve the employment of officers and recommend the compensation for all officers. Additionally, the Personnel Committee reviews and/or approves personnel policies recommended by senior management of the Bank.

          The Company has no standing nominating committee; however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders.

          During the fiscal year ended December 31, 2000, the Board of Directors of the Company held a total of eleven (11) meetings. Each person who served as a director of the Company during 2000 attended at least 75% of the aggregate of (1) the total number of such meetings, and (2) the total number of meetings held by all committees of the Board on which such director served during 2000.

     Report of the Audit Committee

          The Company's Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2000. The committee has discussed with the Company's independent auditors, which are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting. The committee has received from the independent auditors written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company. In considering the independence of the Company's independent auditors, the committee took into consideration the amount and nature of the fees paid the firm for non-audit services, as described on page 9 below.

          In reliance on the review and discussions described above, the committee recommends to the Board of Directors that the year-end audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC.

                                 Submitted by:
                          Robert Nottingham, Chairman
                               D. William Bader
                              Arnold Stubblefield
                                 Neal T. Baker
                        John E. Duckworth (ex-officio)

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2000 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company's common stock failed to file, on a timely basis, reports required during or with respect to 2000 by Section 16(a) of the Securities Exchange Act of 1934, as amended, except that all of the initial reports of beneficial ownership on Form 3 were filed late due to an administrative oversight.

Executive Compensation

     The following table sets forth certain summary compensation information with respect to the only three executive officers of the Company as of December 31, 2000 whose total annual compensation paid, accrued or distributed for the fiscal year ended December 31, 2000, exceeded $100,000 (the "Named Executive Officers"):

                          Summary Compensation Table

                                          Annual Compensation/1/        Long Term
                                          ----------------------      Compensation
                                                                      ------------
                                                                    Stock Options         All Other
                                                                   Granted (Number
Name and Principal Position      Year      Salary/2/      Bonus      of Shares)/3/      Compensation/4/
----------------------------     ----      ---------      -----    ---------------      ---------------
Alan J. Lane                     2000       $202,244     $83,846              -0-                $4,350
President and                    1999        168,750      47,099              -0-                 4,247
Chief Executive Officer/5/       1998        143,233      30,490            32,500                3,476

James W. Andrews                 2000        148,070      43,623              -0-                 5,250
Executive Vice President         1999        133,792      28,539              -0-                 4,954
and Chief Credit Officer         1998        128,333      26,603            12,500                5,000

Ruth E. Adell                    2000        101,028      41,723              -0-                 5,250
Executive Vice President         1999         94,250      28,539              -0-                 5,000
and Chief Financial Officer      1998         85,800      23,286            12,500                5,000

Employment Agreements

    The Bank has entered into an Employment Agreement with Alan J. Lane, President and Chief Executive Officer of the Bank, for a term of six (6) years commencing April 1, 1998 (the "Agreement"). Mr. Lane's current base salary under the Agreement is $260,000 per annum. In addition, Mr. Lane is entitled to receive payment of bonuses in accordance with such bonus programs as may be approved by the Board of Directors from time to time. The Agreement also calls for the issuance of stock options, reimbursement for business expenses, the use of a Bank-owned automobile and certain insurance benefits (see "Executive Compensation" above and "Stock Options" below). In the event of termination without cause, Mr. Lane is entitled to receive nine (9) months' severance pay. In the event of

__________________________
/1/ Excludes the cost to the Bank of personal benefits which, with respect to the Named Executive Officers, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.

/2/ Includes portions of these individuals' salaries which were deferred pursuant to the Bank's 401(k) Plan (the "401(k) Plan"). The 401(k) Plan permits all participants to contribute up to fifteen percent (15%) of their annual salary on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made. The Bank's policy is to match fifty percent (50%) of employee contributions which do not exceed six percent (6%) of such employee's annual compensation, which contributions become vested over a period of five years at the rate of twenty percent (20%) per year of completed employment.

/3/ As adjusted to reflect a 25% stock distribution declared in July, 1999.

/4/ Consists entirely of employer contributions to these individuals' accounts pursuant to the 401(k) Plan.

/5/ Mr. Lane was appointed President and Chief Executive Officer of the Bank on April 1, 1998. Previously, he served as Executive Vice President and Chief Financial Officer of the Bank since August 20, 1996.

termination within two (2) years after a merger, reorganization or similar transaction in which there is a change in ownership of at least fifty-one percent (51%) except as the result of a transfer of shares in exchange for at least eighty percent (80%) control of another corporation, Mr. Lane will be entitled to receive two (2) years' severance pay if the Bank's total assets immediately prior to the transaction are $250 million or greater, and nine (9) months' severance pay if the Bank's total assets are less than $250 million. The severance payments in the event of a merger or similar transaction apply whether termination is by Mr. Lane or by the surviving entity or acquiror in the transaction.

     The Company has also entered into an Employment Agreement with James W. Andrews, Executive Vice President and Chief Credit Officer, for an unspecified term commencing March 24, 1997 ("Mr. Andrews' Agreement"). Mr. Andrews' current base salary under his agreement is $155,000 per annum. Mr. Andrews' Agreement also calls for payment of bonuses in accordance with such bonus programs as may be approved by the Board of Directors from time to time. Mr. Andrews' Agreement also provides for the issuance of stock options, reimbursement for business expenses, the use of a Bank-owned automobile and certain insurance benefits (see "Executive Compensation" above and "Stock Options" below). In the event of termination without cause, Mr. Andrews is entitled to receive nine (9) months' severance pay. In the event of termination within two (2) years after a merger, reorganization or similar transaction in which there is a change in ownership of at least fifty-one percent (51%) except as the result of a transfer of shares in exchange for at least eighty percent (80%) control of another corporation, Mr. Andrews will also be entitled to receive nine (9) months' severance pay.

     The Company has also entered into an Employment Agreement with Ruth E. Adell, Executive Vice President and Chief Administrative Officer, for an unspecified term commencing April 15, 1998 ("Ms. Adell's Agreement"). Ms. Adell's current base salary under her agreement is $115,000 per annum. Ms. Adell's Agreement also calls for payment of bonuses in accordance with such bonus programs as may be approved by the Board of Directors from time to time. Ms. Adell's Agreement also provides for the issuance of stock options, reimbursement for business expenses, the use of a Bank-owned automobile and certain insurance benefits (see "Executive Compensation" above and "Stock Options" below). In the event of termination without cause, Ms. Adell is entitled to receive nine (9) months' severance pay. In the event of termination within two (2) years after a merger, reorganization or similar transaction in which there is a change in ownership of at least fifty-one percent (51%) except as the result of a transfer of shares in exchange for at least eighty percent (80%) control of another corporation, Ms. Adell will also be entitled to receive nine (9) months' severance pay.

Stock Options

     The Company's Stock Option Plan (the "Plan"), intended to advance the interests of the Company and the Bank by encouraging stock ownership on the part of key employees, was adopted by the shareholders of the Bank on May 16, 1995, and amended by the Bank's shareholders on August 20, 1997 to increase the number of shares subject thereto. As part of the holding company reorganization effective in January, 2000, the Company assumed the Plan from the Bank, so that the Plan now covers authorized but unissued shares of the Company's common stock. The Plan provides for the issuance of both "incentive" and "non-qualified" stock options to full-time salaried officers and employees, and "non-qualified" stock options to non-employee directors, of the Company and its subsidiaries. All options are granted at an exercise price of not less than 100% of the fair market value of the stock on the date of grant./1/ Each option expires not later than ten (10) years from the date the option was granted. Options are exercisable in installments as provided in individual stock option agreements; provided, however, that if an optionee fails to exercise his or her rights under the options within the year such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option. In addition, in the event of a "Terminating Event," i.e., a merger or consolidation of the Company as a result of which the Company will not be the surviving corporation, a sale of substantially all of the Company's assets, or a change in ownership of at least 25% of the Company's stock (subject to certain exceptions), all outstanding options under the Plan shall become exercisable in full (subject to certain notification requirements), and shall terminate if not exercised within a specified period of time, unless provision is made in connection with the Terminating Event for assumption of such options, or substitution of new options covering

---------------------------
/1/ Exercise price per share is equivalent to market price per share on the date of grant, as determined by the Board of Directors of the Company, based upon trades in the Company's common stock known to the Company and opening and closing prices quoted on the Nasdaq Stock Market concerning the Company's common stock.

stock of a successor corporation. As of December 31, 2000, the Company had options outstanding to purchase a total of 354,636/1/ shares of its common stock under the Plan, with an average exercise price of $9.34 per share1 with respect to all such options. As of that same date, the fair market value of the Company's common stock was approximately $9.75 per share.

     No stock options were granted to or exercised by the Named Executive Officers during 2000. The following information is furnished with respect to stock options held by the Named Executive Officers at December 31, 2000:

                                                                          Value of Unexercised
                                           Number of Unexercised         in-the-Money Options/2/
                                      Options at December 31, 2000/1/     at December 31, 2000
              Name                     Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------------------   -----------    -------------    -----------    -------------
Alan J. Lane                                37,400           25,600        $41,580          $10,395

James W. Andrews                            29,400           13,600         41,580           10,395

Ruth E. Adell                               12,100            8,375         19,809            1,181

Compensation of Directors

     Non-employee directors of the Bank receive $750 per Board meeting whether or not they attend the meeting, but a director is not paid for more than three meetings per year that he has not attended. Such directors are also paid $200 per meeting for attendance at Board committee meetings. These individuals have the option of taking such fees as immediate compensation, or of allocating any or all of such fees to a deferred payment plan funded entirely by the individual director's contributions. Directors currently receive no additional compensation for their services as directors of the Company.

     No stock options were granted to any non-employee directors during 2000. During 2000, directors Bader, Baker, Duckworth, Riddell, A. Stubblefield and Nottingham exercised stock options covering 4,823 shares/1/ each of the Company's common stock, realizing the following values/2/ upon such exercise:
Messrs. Bader, Baker and Duckworth: $5,570 each; Messrs. Riddell and Nottingham:
$2,628 each; and John Stubblefield: $506. Arnold Stubblefield exercised stock options in 2000 covering a total of 21,898 shares,/1/ realizing $40,342 in value/2/ upon such exercise. As of December 31, 2000, each non-employee director of the Company (with the exception of Mr. Cozzo) held stock options to purchase 15,295 shares/1/ each of common stock, all at exercise prices of $9.20 per share,/1/ all with expiration dates in 2007. All of such options were fully exercisable as of December 31, 2000, and the fair market value of the Company's common stock at that date was approximately $9.75 per share. Information concerning stock options held by Mr. Lane, who is also a Named Executive Officer, is set forth above under "Stock Options."

Certain Transactions

     Some of the executive officers and directors of the Bank and the Company and the companies with which they are associated have been customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business since January 1, 2000, and the Bank expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of Management of the Bank, have not involved more than the normal risk of repayment or presented any other unfavorable features.

----------------------
/1/ As adjusted to reflect a 25% stock distribution in July, 1999.

/2/ Represents the excess of the aggregate exercise price over the aggregate fair market value of the shares at December 31, 2000.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Board of Directors has not yet selected the Company's independent accountants for the fiscal year ending December 31, 2001. The Board of Directors normally makes the selection after the Audit Committee has reviewed audit proposals for the year. After its review, the Audit Committee will recommend an independent public accountant for 2001 to the Board, which will make the final selection. Vavrinek, Trine, Day & Company, LLP ("Vavrinek") audited the Company's financial statements for the year ended December 31, 2000, and were previously the Bank's accountants since 1988. It is anticipated that representatives of Vavrinek will be present at the Meeting and will be available to respond to appropriate questions from shareholders at the Meeting. All professional services rendered by Vavrinek concerning the fiscal year ended December 31, 2000, were furnished at customary rates and terms.

Fees

     Audit Fees. Aggregate fees billed by Vavrinek for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the required review of the Company's financial statements included in its Form 10-QSB's for that same year totaled $81,080.

     Financial Information System Design and Implementation Fees. No fees were paid to Vavrinek for financial information system design and implementation services rendered for the 2000 fiscal year.

     All Other Fees. $37,468 was paid to Vavrinek for all other services rendered for the 2000 fiscal year, consisting of $15,530 for tax services, $5,720 for services related to the preparation of the Company's Form 10-SB Registration Statement, $13,320 for services provided in connection with the acquisition of Valley Merchants Bank and $2,898 in fees relating to the preparation of proxy materials.


                           PROPOSALS OF SHAREHOLDERS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal concerning the Company's 2002 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 28, 2001 in order to qualify for inclusion in the proxy statement relating to such meeting. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

     The persons named as proxies for the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal which is not included in the Company's proxy materials for the meeting, unless the Company receives notice of the proposal by March 13, 2002. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

                                 OTHER MATTERS

     Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the Proxy Holders to vote said Proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the Proxy.


     DATED: April 30, 2001          BUSINESS BANCORP

                                    /s/ Alan J. Lane

                                    Alan J. Lane
                                    President and
                                    Chief Executive Officer


A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SEC IS INCLUDED AS PART OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS WHICH IS BEING SENT TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS TOGETHER WITH A WRITTEN REQUEST TO RUTH E. ADELL, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF THE COMPANY, AT POST OFFICE BOX 1530, SAN BERNARDINO, CALIFORNIA 92402-1530.

                               BUSINESS BANCORP
                            AUDIT COMMITTEE CHARTER


I    AUDIT COMMITTEE PURPOSE

     The Audit Committee of Business Bancorp (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors, the external audit function and the loan review function.

     . Provide an avenue of communication among the independent auditors, management, the external audit function, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II   AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the National Association of Securities Dealers ("NASD"). The Audit Committee shall be comprised of three or more independent directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     A.   Review Procedures

          1 Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval annually and have the document published at least every three years in accordance with SEC regulations.

          2 Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgements.

                                 APPENDIX "A"

     3 In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, if any.

     4 Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial reports prior to filing or distribution. Discuss any significant changes to Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item B.5). The Chair may represent the entire Audit Committee for purposes of this review.

     5 Review the budget, plan, changes in plan, activities and organizational structure, as needed.

     6 On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, if any.

  B. Independent Auditors

     1 The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     2 Approve the fees and other significant compensation to be paid to the independent auditors.

     3 On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they may have with the Company that could impair the auditors' independence.

     4 Review the independent auditors' plan - discuss scope, staffing, locations, reliance upon management, and external audit and general audit approach.

     5 Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     6 Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  C. Other Audit Committee Responsibilities

     1 Annually prepare a report to stockholders as required by the SEC. This report should be included in the Company's annual proxy statement.

     2 Review significant reports prepared by the Company's internal and/or external loan review personnel together with management's response and follow-up to these reports.

     3 Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

     4 Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

REVOCABLE PROXY                 BUSINESS BANCORP
                 ANNUAL MEETING OF SHAREHOLDERS - June 14, 2001

   The undersigned shareholder(s) of Business Bancorp (the "Company") hereby nominates, constitutes and appoints Alan J. Lane, James W. Andrews and Ruth E. Adell, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Main Office of Business Bank of California, 505 West Second Street, San Bernardino, California 92401 on Wednesday, June 14, 2001 at 8:00 a.m., and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. Authority to elect the following nine (9) persons to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified: D. William Bader, Neal T. Baker, William Cozzo, John E. Duckworth, Alan J. Lane, Robert L. Nottingham, John L. Riddell, Arnold H. Stubblefield and John L. Stubblefield.

      [_]  AUTHORITY GIVEN             [_]  WITHHOLD AUTHORITY
           To vote for all nominees         To vote for all nominees.
           (except as indicated to
           the contrary below).

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   PLEASE WRITE THE INDIVIDUAL'S OR INDIVIDUALS' NAME(S) IN THE SPACE BELOW)

                      -----------------------------------

2. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR PROPOSAL 1.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE ON REVERSE SIDE.



IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

PLEASE SIGN AND DATE BELOW.

                                                  -----------------------------
                                                  (Number of Shares)

                                                  -----------------------------
                                                  Dated

                                                  -----------------------------
                                                  (Please Print Name)

                                                  -----------------------------
                                                  (Signature of Shareholder)

                                                  -----------------------------
                                                  (Please Print Name)

                                                  -----------------------------
                                                  (Signature of Shareholder)

                                                  (Please date this Proxy and
                                                  sign your name as it appears
                                                  on your stock certificates.
                                                  Executors, administrators,
                                                  trustees, etc., should give
                                                  their full titles. All joint
                                                  owners should sign.)

                                                  I (We) do    do not
                                                            --        --
                                                  expect to attend the Meeting.

                                                  Number of Persons
                                                                    ----------